Exhibit 99


                                              Contact:  Peter W. Keegan
                                                        Senior Vice President
                                                        (212) 521-2950

                                                        Candace Leeds
                                                        V.P. of Public Affairs
                                                        (212) 521-2416

                                                        Joshua E. Kahn
                                                        Investor Relations
                                                        (212) 521-2788




FOR IMMEDIATE RELEASE
---------------------




             LOEWS CORPORATION FILES PRELIMINARY PROXY STATEMENT TO
          CREATE CAROLINA GROUP TRACKING STOCK INTENDED TO REFLECT THE
             ECONOMIC PERFORMANCE OF ITS LORILLARD, INC. SUBSIDIARY




  NEW YORK, October 17, 2001 - Loews Corporation (NYSE:LTR) reported today that it had filed with the Securities and Exchange Commission a preliminary proxy statement to obtain shareholder approval for an amendment of the Company's Certificate of Incorporation to create a new class of common stock, commonly called tracking stock, intended to reflect the economic performance of a defined group of assets and liabilities which would be called the Carolina Group. The principal asset to be attributed to the Carolina Group would be the Company's stock in its wholly-owned subsidiary Lorillard, Inc.

  Lorillard, Inc.'s principal subsidiary, Lorillard Tobacco Company, is engaged in the production and sale of cigarettes in the United States. Lorillard Tobacco Company's largest selling brand, Newport, is the leading menthol brand and the second largest brand in the overall United States market. Kent, True, Maverick and Old Gold are other brands owned by Lorillard Tobacco Company.

  The filing of the preliminary proxy was authorized by the Company's Board of Directors as the first step in the Company's plan to publicly offer and sell shares intended to reflect a minority portion of the economic performance of the Carolina Group.

                                                                        (more)


  The Company stated that the plan is intended to increase market awareness of the performance and value of the Carolina Group's principal asset, Lorillard, Inc.

  Loews Common Stock would continue to represent the performance of the remaining subsidiaries and assets of the Company, including that portion of the economic performance of the Carolina Group which would not be represented by outstanding shares of Carolina Group stock. The Company plans to conduct an underwritten offer and sale of shares of Carolina Group stock after the charter amendment is approved by its shareholders.

  The Company cautions, however, that based upon prevailing market conditions and other factors, it may determine not to proceed with obtaining shareholder approval or, if shareholder approval is obtained, not to create the Carolina Group or commence a public offering of Carolina Group stock.

  The creation of the Carolina Group and the anticipated issuance of Carolina Group stock would not change the Company's ownership of its wholly-owned subsidiary, Lorillard, Inc. or Lorillard, Inc.'s status as a separate legal entity.

  Statements in this press release that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 include, but are not limited to, statements using the words "believes", "expects", "plans", "intends" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

  This press release does not constitute an offer for sale of any securities.

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